SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2003

MAPICS, Inc.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-18674 (Commission File Number)	04-2711580 (IRS Employer Identification No.)

1000 Windward Parkway, Suite 100

Alpharetta, Georgia 30005

(Address of Principal Executive Offices)

678-319-8000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

99.1 Press Release dated May 12, 2003.

Item 9 and 12. Regulation FD Disclosures and Results of Operations and Financial Condition.

On May 12, 2003, MAPICS, Inc. issued a press release announcing results of operations for the quarter ended March 31, 2003. A copy of such press release is attached to this current report on Form 8-K and is being furnished under both Item 9 and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2003	MAPICS, Inc. (Registrant) By: /s/ MARTIN D. AVALLONE Martin D. Avallone Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated May 12, 2003.